UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

BRIDGEPOINT EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13500 Evening Creek Drive North, San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

(858) 668-2586
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 23, 2014, the management of Bridgepoint Education, Inc. (the “Company”) concluded that the Company’s previously issued financial statements for the year ended December 31, 2013, as well as for the interim periods included in that fiscal year (the “Restated Periods”), should no longer be relied upon because of errors related to revenue recognition that resulted in material misstatements of revenue, bad debt expense and accounts receivable. Additionally, the Company’s earnings and press releases and similar communications should no longer be relied upon to the extent that they relate to our financial statements for the Restated Periods.

The errors described above will result in the restatement of our financial statements for the Restated Periods. Additionally, the errors will result in the revision of our financial statements for the years ended December 31, 2012 and 2011, as well as for each of the interim periods during 2012 (the “Revised Periods”). Restated and revised periods will also correct the presentation of certain funds as restricted cash.
Our management has concluded that there are material weaknesses in internal control over financial reporting, as we did not maintain effective controls over the selection and application of accounting principles generally accepted in the United States (“GAAP”) related to revenue recognition and restricted cash. Specifically, the members of our management team with the requisite level of accounting knowledge, experience and training commensurate with our financial reporting requirements did not analyze certain accounting issues at the level of detail required to ensure the proper application of GAAP in certain circumstances. One material weakness related to our failure to maintain effective internal controls over the accounting for revenue recognition. Specifically, the process for analyzing the collectibility criterion for revenue recognition was not designed appropriately to reassess collectibility of funds owed by students, on a student-by-student basis, throughout the period revenue was recognized by the Company's institutions. The other material weakness related to our failure to maintain effective internal controls over the presentation of certain funds as restricted cash.
Our management has re-evaluated its assessment of our disclosure controls and procedures and internal control over financial reporting as of December 31, 2013 and concluded each was ineffective as of December 31, 2013. As soon as practicable, we intend to amend our Form 10-K for the year ended December 31, 2013 (the “Original Filing”) to reflect the restatement of our financial statements for the Restated Periods and the change in management’s conclusion regarding the effectiveness of our disclosure controls and procedures and internal control over financial reporting as of December 31, 2013 (the “Amended Form 10-K”). As a result, we will not file our 10-Q for the three months ending March 31, 2014 (the “Form 10-Q”) until promptly after the filing of the Amended Form 10-K.
We expect our restated financial statements for the year ended December 31, 2013 included in the Amended Form 10-K to differ from the amounts reported in the Original Filing. We do not anticipate any material changes to our financial statements for the Revised Periods. The restated amounts for the year ended December 31, 2013 are expected to be approximately as follows:

•	Revenue in a range of $749.0 million to $753.0 million, as compared to $768.6 million previously reported.

•	Total expenses in a range of $682.0 million to $685.0 million, as compared to $708.2 million previously reported, reflecting the reduction in bad debt expense discussed above.

•	Net income in a range of $45.0 million to $48.0 million, as compared to $41.0 million previously reported.

•	Diluted earnings per common share in a range of $0.81 to $0.84, as compared to $0.74 previously reported.

•	Net cash provided by operating activities in a range of $84.0 million to $87.0 million, as compared to $75.5 million previously reported, as a result of a reduction in restricted cash as restated.
We also expect to correct the presentation of restricted cash in the amount of approximately $36.0 million to $37.0 million, which would reduce cash and cash equivalents reported in the Original Filing.
Revenue and net income for the Revised Periods are expected to decrease by immaterial amounts.
Our anticipated financial results for the three months ended March 31, 2014 are furnished below under Item 7.01.

The audit committee of the board of directors has discussed the matters disclosed herein with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Caution Regarding Forward-Looking Statements
This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding our expectations with regard to decreases in revenue and bad debt expense, an increase in net cash provided by operating activities, reclassification of any portion of cash to restricted cash or our expectations with respect to any restated amount in our financial statements for the Restated Periods or any material changes to our financial statements for the Revised Periods or our anticipated financial results for the three months ended March 31, 2014 furnished under Item 7.01. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of the Form 10-Q, the Amended Form 10-K; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, our financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

Risk Factors.
Investing in our common stock involves risk. In addition to the risk factors set forth below, you should carefully consider the risk factors discussed in Part I, Item 1A of the Original Filing. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results.
Risks Related to Material Weaknesses In Internal Control Over Financial Reporting
We have identified material weaknesses in our internal control over financial reporting which have resulted in material misstatements in our previously issued financial statements. If our remedial measures are insufficient to address the material weaknesses, or if additional material weaknesses or significant deficiencies in our internal control over financial reporting are discovered or occur in the future, our consolidated financial statements may contain material misstatements and we could be required to further restate our financial results, which could adversely affect our stock price and result in an inability to maintain compliance with applicable stock exchange listing requirements.
We have concluded that there are material weaknesses in our internal control over financial reporting, as we did not maintain effective controls over the selection and application of GAAP related to revenue recognition and restricted cash. Specifically, the members of our management team with the requisite level of accounting knowledge, experience and training commensurate with our financial reporting requirements did not analyze certain accounting issues at the level of detail required to ensure the proper application of GAAP in certain circumstances. One material weakness related to our failure to maintain effective internal controls over the accounting for revenue recognition. Specifically, the process for analyzing the collectibility criterion for revenue recognition was not designed appropriately to reassess collectibility of funds owed by students, on a student-by-student basis, throughout the period revenue was recognized by the Company's institutions. The other material weakness related to our failure to maintain effective internal controls over the presentation of certain financial aid funds as restricted cash. These material weaknesses will result in the restatement of our financial statements for the Restated Periods and the revision of our financial statements for the Revised Periods. Our management concluded that the Company’s previously issued financial statements for the year ended December 31, 2013 should no longer be relied upon. In light of the errors, management re-evaluated its assessment of our disclosure controls and procedures and internal control over financial reporting as of December 31, 2013 and concluded each was ineffective as of December 31, 2013.
A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected and corrected on a timely basis. The existence of this issue could adversely affect us, our reputation or investors' perceptions of us. We plan to implement additional measures to remediate the underlying causes of the material weaknesses. We plan to achieve this primarily through ensuring appropriate review of accounting policies and procedures related to reassessing the collectibility of funds owed by students during the period of revenue recognition and the definition of restricted cash by the members of management with the requisite level of knowledge, experience and training to appropriately apply GAAP. We believe these measures will remediate the control deficiencies. However, we have not completed all of the corrective processes, procedures and related evaluation or remediation that we believe are necessary. As we continue to evaluate and work to remediate the material weaknesses, we may determine to implement measures to address the control deficiencies. The actions that we are taking are subject to ongoing senior management review, as well as audit committee oversight.
Although we plan to complete this remediation process as quickly as possible, we cannot at this time estimate how long it will take, and our measures may not prove to be successful in remediating these material weaknesses. If our remedial measures are insufficient to address the material weaknesses, or if additional material weaknesses or significant deficiencies in our internal control over financial reporting are discovered or occur in the future, our consolidated financial statements may contain material misstatements and we could be required to further restate our financial results. In addition, if we are unable to successfully remediate the material weaknesses in our internal controls or if we are unable to produce accurate and timely financial statements, our stock price may be adversely affected and we may be unable to maintain compliance with applicable stock exchange listing requirements.
Risk Related to Our Common Stock
The price of our common stock has fluctuated significantly and you could lose all or part of your investment.
Volatility in the market price of our common stock may prevent you from being able to sell your shares at or above the price you paid for your shares. The market price of our common stock has fluctuated significantly in the past, and there is no assurance it will not continue to fluctuate significantly for a variety of reasons, including, without limitation:

•	a failure to remediate the control deficiencies that constitute the material weaknesses in our internal controls discussed above;

•	developments regarding the accreditation or state licensing of our academic institutions, particularly Ashford University;

•	our quarterly or annual earnings or those of other companies in our industry;

•	public reaction to our press releases, corporate communications and SEC filings;

•	changes in earnings estimates or recommendations by research analysts who track our common stock or the stocks of other companies in our industry;

•	seasonal variations in our student enrollment;

•	new laws or regulations or new interpretations of laws or regulations applicable to our industry or business;

•	negative publicity, including government hearings and other public lawmaker or regulator criticism, regarding our industry or business;

•	changes in enrollment;

•	changes in accounting standards, policies, guidance, interpretations or principles;

•	litigation involving our company or investigations or audits by regulators into the operations of our company or our competitors;

•	sales of common stock by our directors, executive officers and significant stockholders; and

•	changes in general conditions in the United States and global economies or financial markets, including those resulting from war, incidents of terrorism or responses to such events.
In addition, in recent years, the stock market has experienced extreme price and volume fluctuations. This volatility has had a significant impact on the market price of securities issued by many companies, including companies in our industry. Changes may occur without regard to the operating performance of these companies. The price of our common stock could fluctuate based upon factors that have little or nothing to do with our company.
If securities or industry analysts change their recommendations regarding our stock adversely or if our operating results do not meet their expectations, our stock price could decline.
The trading market for our common stock is influenced by the research and reports that industry or securities analysts publish about us, or our business or industry. If one or more of these analysts ceases coverage of our company or fail to publish reports on us regularly, we could lose visibility in the financial markets, which in turn could cause our stock price or trading volume to decline. Moreover, if one or more of the analysts who cover our company downgrades our stock, whether as a result of any material weakness in our internal controls or other factors, or if our operating results do not meet their expectations, our stock price could decline.

Item 7.01            Regulation FD Information.
We anticipate our financial results for the three months ended March 31, 2014 to be approximately as follows:

•Revenue in a range of $155.0 million to $159.0 million.

•	Total expenses in a range of $163.0 million to $167.0 million, reflecting the reduction in bad debt expense discussed above.
•Net loss in a range of $4.0 million to $5.0 million.
•Loss per common share in a range of $0.09 to $0.11.

•	Net cash used in operating activities in a range of $16.0 million to $17.0 million, as a result of a reduction in restricted cash as restated.
Approximately $28.0 million to $29.0 million will be recorded as restricted cash.
The information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except to the extent that we specifically incorporate it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2014		Bridgepoint Education, Inc.

	By:	/s/ Daniel J. Devine
Name: Daniel J. Devine
Title: Chief Financial Officer